UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2012

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

305 College Road East

Princeton, New Jersey 08540

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 19, 2012 (the “Dismissal Date”), Advaxis, Inc. (the “Company”) advised McGladrey LLP (the “Former Auditor”) that it was dismissed as the Company’s independent registered public accounting firm. Effective December 14, 2012, the Company engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm to audit the Company’s financial statements for the year ending October 31, 2012. The decision to dismiss the Former Auditor as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The Former Auditor served as the Company’s independent registered public accounting firm for the years ending October 31, 2011 and 2010. The reports of the Former’s Auditor on the Company’s financial statements for the years ending October 31, 2011 and 2010, and through the Dismissal Date, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The reports of the Former Auditors on the Company’s financial statements as of and for the years ended October 31, 2011 and 2010 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the years ended October 31, 2011 and 2010 and in the subsequent interim periods through the Dismissal Date, there were no disagreements between the Former Auditor and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended October 31, 2011 and 2010 or through the Dismissal Date.

The Company has requested the Former Auditor to furnish the Company with a letter addressed to the Commission stating whether the Former Auditor agrees with the above statements. A copy of the Former Auditor’s letter, dated December 21, 2012, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended October 31, 2011 and 2010 and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted Marcum regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with the Former Auditor on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from McGladrey LLP to the Securities and Exchange Commission, dated December 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2012	Advaxis, Inc.

	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
16.1	Letter from McGladrey LLP to the Securities and Exchange Commission, dated December 21, 2012.